Fees Summary	Sep. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 345,138,000
Previously Paid Amount	0
Total Fee Amount	50,942.37
Total Offset Amount	0
Net Fee	$ 50,942.37